                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549
                                  ----------

                                   FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (date of earliest event reported)  April 21, 1998


                            Great Lakes REIT, Inc.
              (Exact Name of Registrant as Specified in Charter)

           Maryland                    0-28354                 36-3844714
 (State or Other Jurisdiction        (Commission             (IRS Employer
      of Incorporation)              File Number)          Identification No.)


            823 Commerce Drive, Suite 300, Oak Brook, IL 60523
                 (Address of Principal Executive Offices)

                               (630) 368-2900
             (registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

On April 21, 1998, Great Lakes REIT, Inc. (the "Company") agreed to issue and sell 1,184,211 shares of its common stock, par value $.01 per share, in an underwritten public offering under the Company's effective Registration Statement on Form S-3 (File No. 333-49499). The transaction closed on April 24, 1998 and the exhibits filed herewith relate to such Registration Statement.

Also on April 21, 1998, the Board of Directors of the Company appointed Mr. Daniel P. Kearney to serve as a Director of the Company.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS.

The following exhibits are filed herewith:


Exhibit         Description
-------         -------------
  1.1           Underwriting Agreement, dated April 21, 1998, among Great
                Lakes REIT, Inc., Great Lakes REIT, L.P. and
                A.G. Edwards & Sons, Inc.

  5.1 Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding the validity of the securities to be issued.

 23.1 Consent of Ballard Spahr Andrews & Ingersoll, LLP (contained in their opinion filed as Exhibit 5.1).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Great Lakes REIT, Inc.
                                     (Registrant)

Date: April 24, 1998                 By: /s/ Richard L. Rasley
                                         ------------------------------
                                         Richard L. Rasley
                                         Secretary, Executive Vice President

                                 EXHIBIT INDEX


Exhibit             Description
-------             -------------
  1.1           Underwriting Agreement, dated April 21, 1998, among Great
                Lakes REIT, Inc., Great Lakes REIT, L.P. and
                A.G. Edwards & Sons, Inc.

  5.1 Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding the validity of the securities to be issued.

 23.1 Consent of Ballard Spahr Andrews & Ingersoll, LLP (contained in their opinion filed as Exhibit 5.1).
